PIMCO Variable Insurance Trust

Supplement Dated September 29, 2006 to the

Prospectuses for Administrative Class and Institutional Class Shares, each dated

May 1, 2006, and Advisor Class Shares, dated February 28, 2006, of the

Emerging Market Bond Portfolio

Effective October 1, 2006, Curtis Mewbourne will replace Michael Gomez as the portfolio manager of the Emerging Markets Bond Portfolio. In order to reflect this change, the portfolio manager information with respect to the Emerging Markets Bond Portfolio in the “Individual Portfolio Managers” table will be replaced with the following:

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
Emerging Markets Bond	Curtis Mewbourne	10/06	Executive Vice President, PIMCO. He is a Portfolio Manager and senior member of PIMCO’s portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.